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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 25, 1999
                                                --------------------------------



                          Forest City Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)


            Ohio                      1-4372                   34-0863886
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)             Identification No.)


1100 Terminal Tower, 50 Public Square          Cleveland, Ohio          44113
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code         216-621-6060
                                                    ----------------------------



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       (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

The Credit Agreement termination date was extended by one year to December 10, 2001 on June 25, 1999. The following Amended and Restated Credit Agreement and Guaranty of Payment consolidate the original agreements and all amendments to date.

Exhibit 20.1 -
Amended and Restated Credit Agreement, dated as of June 25, 1999, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

Exhibit 20.2 -
Amended and Restated Guaranty of Payment of Debt, dated as of June 25, 1999, by and among Forest City Enterprises, Inc., the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Forest City Enterprises, Inc.
                                              -----------------------------
                                                       (Registrant)



Date     July 12, 1999                    By   /s/  THOMAS G. SMITH
      -----------------                       ----------------------
                                          Thomas G. Smith, Senior Vice President
                                               and Chief Financial Officer